UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                  April 1, 2005
               (Date of Report or Date of Earliest Event Reported)


                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)


        0-26682                                             11-3199437
(Commission File Number)                          (I.R.S. Identification Number)


10 Edison Street East, Amityville, New York                   11701
 (Address of Principal Executive Offices)                   (Zip Code)


                                 (631) 842-7600
              (Registrant's Telephone Number, Including Area Code)


                                      None
          (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|X| Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b) )

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c) )

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Item     1.01     Entry into a Material Definitive Agreement

         On April 1, 2005, the registrant issued a press release announcing that it had reached an agreement in principal to be acquired at a price of $1.55 per share. The press release is attached hereto as Exhibit 99.2.

Item     2.02.    Results of Operation and Financial Condition.

         On March 31, 2005, Technology Flavors & Fragrances, Inc. issued a press release announcing its earnings and results of operations for the three months and year ended December 31, 2004. The press release is attached hereto as
Exhibit 99.1.

Item     7.01.    Regulation FD Disclosure

         See Item 2.02 above. The information in this report, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 and Item 7.01 of this Form.

Item     9.01.    Financial Statements and Exhibits.

         (c) Exhibits

Exhibit 99.1 Press Release dated March 31, 2005

Exhibit 99.2 Press Release dated April 1, 2005